SECURITY AGREEMENT


         SECURITY AGREEMENT dated as of December 16, 1993 by and between Pegasystems Inc., a Massachusetts corporation (the "Debtor") and Fleet Bank of Massachusetts, N.A. (the "Secured Party").

         WHEREAS, the Debtor has today executed and delivered to the Secured Party a letter agreement (the "Letter Agreement") of even date herewith between the Debtor and the Secured Party, which Letter Agreement provides inter alia for the making of Term Loans (as defined therein) up to an aggregate principal amount of $1,000,000; and

         WHEREAS, the Debtor has executed and delivered to the Secured Party and may in the future execute and deliver to the Secured Party one or more promissory notes in an aggregate original principal amount not to exceed $1,000,000 (the "Term Notes") in order to evidence the Term Loans; and

         WHEREAS, as a condition to making any Term Loan, the Secured Party requires that the Debtor grant to the Secured Party a security interest in the Collateral (as defined in Section 1);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby act and agree as follows:

         1. Definitions. As used in this Security Agreement, the following terms have the following meanings:

         "Collateral" - All of the following now or hereafter existing or owned by the Debtor or in which the Debtor shall now or hereafter have any interest:

         (a) all Equipment;

         (b) all Related Collateral; and

         (c) all liens, guaranties, securities, rights, remedies and privileges pertaining to, and all products and proceeds (including, without limitation, insurance proceeds) of and all accessions to, any of the foregoing items of Collateral.

         "Equipment" - All of the Debtor's machinery, equipment, motor vehicles, tools, furniture, furnishings and fixtures and all accessions, additions, substitutions or replacements to or for any of the foregoing and all attachments, components, accessories, parts and supplies relating thereto; all whether now owned or hereafter arising or acquired and wherever located. The Equipment includes, Without limitation, the items of Equipment described on Exhibit A hereto.

         "Event of Default" - The occurrence of any one or more of the following: (i) any "Event of Default" as defined in any Loan Document, (ii) any failure to pay when due any of the Obligations relating to the payment of money or (iii) any failure by the Debtor to perform or observe any of its obligations or agreements under this Security Agreement.

         "Lien" - Any lien, charge, encumbrance or security interest, whether voluntary or involuntary.

         "Loan Documents" - This Security Agreement, the Letter Agreement, the Term Notes and any other instruments or documents, letters of credit or other agreements made by the Debtor with or in favor of the Secured Party, all whether now existing or hereafter entered into or delivered.

         "Obligations" - The Term Notes and any and all indebtedness, liabilities and obligations of the Debtor relating to the Term Loans or any of same, whether for principal, interest, fees, charges or otherwise, now existing or hereafter arising, such term to include obligations to perform acts and refrain from taking action as well as obligations to pay money. For the purposes of this Security Agreement, "Obligations" shall not be deemed to include the "Revolving Note" or the "Revolving Loans" described in the Letter Agreement.

         "Person" - As defined in the Letter Agreement.

         "Premises" - All locations owned, leased, operated or used by the Debtor, all of which are listed on Exhibit B hereto together with the record owner of each such location.

         "Qualifying Equipment" - As defined in the Letter Agreement.

         "Related Collateral" - All of the following property of the Debtor: all of the Debtor's rights under judgments relating to any loss or damage to any Equipment; warranties, insurance claims, tort claims and chooses in action relating to any loss or damage to any Equipment; and information, data, files, writings, correspondence, books and records (including, without limitation, all electronically recorded data) relating to any Equipment. For the purposes of this Security Agreement, "Related Collateral" does not include patents, trademarks, copyrights, Debtor's proprietary software or other intellectual property of the Debtor.

         "UCC" - The Uniform Commercial Code as in effect from time to time in Massachusetts, except that with respect to Collateral located or deemed located in any other jurisdiction, such term shall refer to the Uniform Commercial Code as in effect in each such other jurisdiction.

         Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

         2. Grant of Security Interest. As security for the full and timely satisfaction of the Obligations, the Debtor hereby grants to the Secured Party a continuing security interest in the Collateral, and in each item thereof, all to the maximum extent that the Debtor has an interest therein or at any time in the future obtains such an interest.

         3. Representations and Warranties. The Debtor represents and warrants to the Secured Party that:

         (a) The execution, delivery and performance by the Debtor of this Security Agreement, including the security interests herein granted or intended to be granted, has been duly authorized by all necessary corporate and other action and does not and will not:

                  (i) require any consent or approval of its stockholders, any governmental authority or any other Person;

                  (ii) contravene its charter or by-laws;

                  (iii) violate any provision of, or require any filing (other than the filing of financing statements with respect to the security interests herein granted), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Debtor;

                  (iv) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Debtor is party or by which it or any of its properties may be bound or affected; or

                  (v) result in, or require, the creation or imposition of any Lien (other than as created hereunder) upon or with respect to any of the properties now owned or hereafter acquired by the Debtor.

         (b) This Security Agreement has been duly executed and delivered on behalf of the Debtor and is a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms.

         (c) No Obligation has been or will hereafter be incurred

         (d) The principal place of business and chief executive offices of the Debtor are located at 101 Main Street, Cambridge, MA 02142. Except as described on Exhibit B hereto, none of the Collateral and no other assets of the Debtor are located at any other address. The Debtor is a tenant in its Premises and the record owners of the Debtor's Premises are as set forth on Exhibit B hereto.

         (e) Except as set forth on Exhibit C hereto, the Debtor conducts business (and in the last five years has conducted business) under no trade name or style other than its corporate name.

         (f) The Debtor owns the Collateral free and clear of all Liens except
(a) Liens in favor of the Secured Party, and (b) Liens, if any, listed on Exhibit D hereto.

         (g) The Equipment now owned by Debtor (including, without limitation, those items of Equipment listed on Exhibit A hereto) has been accepted by the Debtor and is in good repair, working order and condition, and the Debtor has not asserted, and knows of no basis for, any material warranty or other claim against any seller or manufacturer thereof.

         (h) This Agreement, coupled with the filing of appropriate UCC financing statements with the Secretary of The Commonwealth of Massachusetts, the City Clerk of Cambridge, MA and Middlesex South Registry of Deeds (these being the only locations in which such filing is required by the UCC in order to perfect the security interest granted herein), creates a valid and perfected security interest (of first priority, except as shown on Exhibit D) in favor of the Secured Party in all of the Collateral.

         4. Covenants. (a) Payment and Performance. The Debtor shall unconditionally pay when due (or on demand if so payable) each Obligation and shall duly and punctually perform each Obligation.

         (b) Further Assurances. The Debtor will from time to time, at its expense, promptly execute and deliver all such further instruments and documents, and take all such further action, as may be necessary or that the Secured Party may reasonably request in order to perfect and protect the security interests granted or intended to be granted hereby or to enable the Secured Party to enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation: marking or otherwise identifying Equipment; furnishing the originals of all bills of jading, trust receipts and warehousemen's receipts, with such endorsements as may be required by the Secured Party; and executing and filing financing statements. Further, the Debtor hereby authorizes the Secured Party to file financing or continuation statements and amendments thereto relating to Collateral without the signature of the Debtor where permitted by law.

         (c) Information. The Debtor shall maintain accurate and complete records of all Collateral and its dealings with respect thereto in accordance with generally accepted accounting principles applied on a consistent basis. Upon reasonable notice from time to time (and at any time and without notice after the occurrence and during the continuance of an Event of Default), the Debtor shall permit the Secured Party and its employees, representatives and agents to conduct field audits (at the Debtor's expense) and to inspect and/or make copies of such records and/or the Collateral. The Debtor shall from time to time furnish to the Secured Party such information concerning Collateral as the Secured Party may reasonably request and will promptly notify the Secured Party if any representation or warranty of the Debtor in Section 3 hereof or in the Letter Agreement becomes inaccurate, incomplete or misleading in any material respect. Without limiting the generality of the foregoing, the Debtor will upon the Secured Party's request, with reasonable promptness, provide the Secured Party with a written listing of all Collateral, and will provide the Secured Party with such a listing immediately upon the occurrence of any Event of Default.

         (d) Insurance. The Debtor shall at its expense maintain fire and extended coverage insurance policies insuring the Equipment, with responsible and reputable insurance companies or associations, in amounts sufficient to provide for full replacement cost coverage (with agreed amount endorsement) and in any event not less than the amount necessary to avoid co-insurance. All such insurance shall name the Secured Party as secured party and loss payee. All policies of such insurance shall contain a provision forbidding cancellation of such insurance either by the carrier or by the insured without at least 15 days' prior written notice to the Secured Party. The Debtor shall, as often as the Secured Party shall reasonably request, deliver to the Secured Party duplicate policies of such insurance and/or binders, certificates or other evidence thereof (with evidence of premiums having been paid) from the insurer or a reputable insurance broker. in case of any casualty, loss or damage to which the following sentence is not applicable, the Debtor shall make the necessary repairs or replacements and shall be entitled to be reimbursed therefor from and to the extent of the proceeds of such insurance. After the occurrence of any Event of Default, all insurance payments in respect of Equipment shall be paid and applied as specified in Subsection 8(c) below.

         (e) Title; Sale or Removal of Collateral. The Debtor shall not create or suffer to exist any Lien in or on any of the

Collateral, except as otherwise expressly permitted by ss.4.2 of the Letter Agreement. The Debtor shall not, without the Secured Party's prior written approval, sell, transfer or remove from the Premises or otherwise dispose of any of the Collateral, except that the Debtor may remove and dispose of obsolete and worn out equipment (other than any item of Equipment which is listed on Exhibit A hereto or which is now or hereafter an item of Qualifying Equipment). Except as provided in the immediately preceding sentence, no Collateral of the Debtor will be located at any premises other than the Premises described in Subsection 3(d) above. The Debtor will not (i) move its chief executive office or principal place of business from the location described in Subsection 3(d) above, (ii) change its name or identity (or use any trade name or style except as described in Subsection 3(e) above), (iii) make or suffer to be made any change in its corporate structure, or (iv) have or acquire any office or facility in any other location (other than one or more foreign offices for its non-United States subsidiaries) until, in each case, after receipt of a certificate from the Secured Party, signed by an officer thereof, stating that the Secured Party has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and/or confirm the first priority security interests granted or intended to be granted herein.

         (f) Maintenance and Use of Collateral. The Debtor will maintain all Equipment in good order and condition, Making all necessary repairs thereto. The Debtor will not use any Equipment in violation of any applicable law or any insurance thereon. Nothing contained herein shall require the Debtor to maintain or repair any Equipment (other than any item of Equipment listed on Exhibit A hereto or other item which is now or hereafter part of the Qualifying Equipment) which is obsolete or worn out.

         (g) Access. The Debtor shall accord the Secured Party and the Secured Party's representatives with such access from time to time, upon reasonable notice, during normal business hours as the Secured Party and its representatives may reasonably require to all properties owned by or over which the Debtor has control, and in connection with such access, will permit the Secured Party and such representatives, from time to time as may be requested, to examine and inspect any and all of the Collateral and any and all of the Debtor's books, records, electronically stored data, papers and files related to the Collateral. The Debtor shall provide the Secured Party with such information concerning the Debtor, the Collateral, the operation of the Debtor's business and the Debtor's financial condition as the Secured Party may reasonably request from time to time.

         (h) Taxes. The Debtor promptly shall pay, as they become due and payable, all taxes, unemployment contributions and all other charges of any kind or nature levied, assessed or claimed against the Collateral by any Person whose claim could result in a Lien, except any of the foregoing which is being contested in good faith and by appropriate proceedings which serve as a matter of law to stay the enforcement of any such Lien and as to which the Debtor has established and is maintaining adequate reserves. At its option, the Secured Party may, but shall not be obligated to, pay all taxes, unemployment contributions and any and all other charges levied, assessed or claimed against the Collateral by any Person as the Secured Party may, in its discretion, deem necessary or desirable to protect, maintain, preserve, collect or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto.

         5. Secured Party Appointed Attorney-in-Fact. (a) The Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact, with full authority in the name, place and stead of the Debtor, from time to time in the Secured Party's discretion, after the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                  (i) to obtain and adjust any insurance required pursuant to this Security Agreement and/or the Letter Agreement;

                  (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance for monies due and to become due under or in respect of any of the Collateral;

                  (iii) to receive, endorse and collect any notes, drafts or other instruments, documents and chattel paper;

                  (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

                  (v) to defend any suit, action or proceeding brought against the Debtor in respect of any Collateral, to settle, compromise or adjust any suit, action or proceeding hereinbefore described and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and generally,

                  (vi) to do all things necessary to carry out the intent of this Security Agreement.

         (b) The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Obligations are paid indefeasibly in full and no commitment on the part of the Secured Party to make loans remains outstanding under the Letter Agreement.

         6. Secured Party May Perform. if the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor as provided under Section 9 hereof, with interest at the rate provided in the Term Notes for overdue payments.

         7. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral actually in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Collateral. The Secured Party shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Secured Party's gross negligence or willful misconduct. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own like property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to collect any Collateral or preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Debtor and shall be added to the Obligations.

         8. Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC and also may without limitation:

                  (i) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or any part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party which is or are reasonably convenient to the respective parties;

                  (ii) itself or through agents, without notice to any Person and without judicial process of any kind, enter any of the Debtor's offices and facilities (or any other premises or location where any Collateral may be) and take physical possession of any Collateral or disassemble, render unusable and/or repossess any of the same, and the Debtor shall peacefully and quietly yield up and surrender the same; and

                  (iii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable.

         (b) The Secured Party may maintain possession of Collateral at the Premises or remove the same or any part thereof to such places as the Secured Party may elect. The Debtor waives all rights which it would otherwise have under any applicable law to prohibit entry to any premises or to require notice of any such action, to the extent permitted by law. The Debtor agrees that, to the extent notice of sale shall be required by law, 10 days, prior written notice to the Debtor shall constitute reasonable notification. Notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the items or amounts thereof and the location and nature thereof, and is published at least once in any newspaper selected by the Secured Party and of general circulation in the locale of such sale, not less than 10 days prior to the sale. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale-having been given and may be the purchaser at any such sale, if public, to the extent permitted by applicable law, free from any right of redemption. The Debtor shall be fully liable for any deficiency. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All sales made by the Secured Party under this Subsection 8(b) must be conducted in a manner which is commercially reasonable.

         (c) Any cash held by the Secured Party as Collateral and all cash or other proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, shall be applied by the Secured Party in the following order of priorities:

                           First, to the payment of the costs and expenses of
                  any sale or other reasonable expenses (including, without limitation, any reasonable legal fees and expenses), liabilities and advances made or incurred by the Secured Party in connection therewith or referred to in
                  Section 9 or provided for by the Letter Agreement;

                           Next, to payment of interest on and principal of the
                  Term Notes (in such order as may be provided for in the Letter Agreement or as otherwise determined by the Secured Party);

                           Next, to the payment of any other Obligations; and

                           Finally, after payment in full of all Obligations, to
                  the payment to the Debtor or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining of such cash.

         9. Expenses and Indemnification. The Debtor agrees to reimburse the Secured Party for and indemnify and hold harmless the Secured Party from and against any and all liability, loss, damage, cost or expense (including, without limitation, reasonable fees and disbursements of counsel, experts and agents) imposed on, incurred by or asserted against the Secured Party arising out of or in connection with: preparation of this Security Agreement, the documents relating hereto, or amendments, modifications or waivers hereof; taxes (excluding any corporate excise or income taxes payable by the Secured Party by reason hereof or otherwise) and other governmental charges in connection with this Security Agreement and the Collateral; exercise of the Secured Party's rights with respect to this Security Agreement and the Collateral; any enforcement, collection or other proceedings resulting therefrom or any negotiations or other measures to preserve the Secured Party's rights hereunder; the custody or preservation of, or the sale of or other realization upon, any of the Collateral; any failure by the Debtor to perform or observe any of the provisions of this Security Agreement; any investigative, administrative or judicial proceeding (whether or not the Secured Party is designated a party thereto) relating to or arising out of this Security Agreement; or any bankruptcy, insolvency or other similar proceeding relating to the Debtor, unless the Secured Party was at fault with respect to such liability, loss, damage, cost or expense or acted in bad faith with respect thereto. The Debtor's obligations under the preceding sentence shall constitute Obligations and shall survive the termination of this Security Agreement.

         10. Termination. This Security Agreement shall remain in full force and effect so long as any Obligations remain outstanding or any commitment remains in effect under the Letter Agreement or otherwise. Upon the satisfaction in full of all of the obligations and termination of all credit facilities established under the Letter Agreement or otherwise, the Secured Party shall, at the Debtor's expense, execute and deliver to the Debtor all instruments of assignment or otherwise as may be necessary to establish full title of the Debtors to any of the Collateral, subject to any prior sale or other disposition thereof pursuant to
Section 8. Until then, this Security Agreement shall itself constitute conclusive evidence of the validity, effectiveness and continuing force hereof, and any Person may rely hereon.

         11. Waiver; Rights Cumulative. No failure to exercise and no delay in exercising, on the part of the Secured Party, any right or remedy hereunder or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by the Secured Party of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. The Secured Party's rights and remedies hereunder and under the Loan Documents shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         The provisions of this Security Agreement are not in derogation or limitation of any obligations, liabilities or duties of the Debtor under any of the other Loan Documents or any other agreement with or for the benefit of the Secured Party. No inconsistency in default provisions between this Agreement and any of the other Loan Documents or any such other agreement will be deemed to create any additional grace period or otherwise derogate from the express terms of each such default provision. No covenant, agreement or obligation of the Debtor contained herein, nor any right or remedy of the Secured Party contained herein, shall in any respect be limited by or be deemed in limitation of any inconsistent or additional provisions contained in any of the other Loan Documents or any such other agreement.

         12. Severability. In the event that any provision of this Agreement or the application thereof to any Person, property or circumstance shall be held to any extent to be invalid or unenforceable, the remainder of this Security Agreement and the application of such provision to Persons, properties and circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Security Agreement shall be valid and enforceable to the fullest extent permitted by law.

         13. Binding Effect; Assignment. This Security Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns.

         14. Notices. All notices and other communications under or relating to this Security Agreement shall be given in the manner and to the addresses of the parties provided for in ss.6.6 of the Letter Agreement.

         15. Headings. Section headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         16. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, except that the creation, perfection and enforcement of security interests in Collateral located in jurisdictions other than Massachusetts will be governed by the laws of the respective jurisdictions in which such Collateral is located.

         IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Security Agreement to be executed, as an instrument under seal, by their respective officers thereunto duly authorized, as of the date first above written.

                                             PEGASYSTEMS INC.


                                            By [Signature of Ira Vishner]
                                               -------------------------------
                                                Its  Treasurer


                                              FLEET BANK OF MASSACHUSETTS, N.A.



                                             By [Signature of Thomas M. Davies]
                                                -----------------------------
                                                 Its Vice President

EXHIBIT A   -    Equipment List

EXHIBIT B   -    Debtor's offices and other locations, including
                 owners of real estate

EXHIBIT C   -    Trade names

EXHIBIT D   -    Other existing encumbrances

Exhibit A:  Equipment List
- --------------------------
         Computer Equipment
         Furniture and Fixtures

Exhibit B: Debtor's offices and other locations, including owners of real estate
- --------------------------------------------------------------------------------
         101 Main Street, Cambridge, MA  02141
         Landlord:                  Riverfront Office Park Joint Venture
                                    c/o Codman Management Company, Inc.
                                    One Main Street
                                    Cambridge, MA  02141

         3 New York Plaza, New York, NY  10004
         Landlord:                  Pamela Equities Corp.
                                    475 Park Avenue South
                                    New York, NY  10016

         One Montgomery Street, San Francisco, CA  94104
         Landlord:                  Goldfarb & Lipman
                                    One Montgomery Street
                                    Telesis Tower, 23rd Floor
                                    San Francisco, CA  94104

Exhibit C:  Trade names
- -----------------------
         None

Exhibit D:  Other existing encumbrances
- ---------------------------------------
         Liens in favor of furniture and equipment vendors Eaton Financial Corporation, First & Main Corporation, IBM Credit Corporation, PacificCorp Capital Inc., Phoenix Leasing Inc., and Phoenix Leasing Cash Distribution Fund V, L.P.

[Pegasystems, Inc. Logo]      December 15, 1993

Mr. Thomas W. Davies
Vice President
High Technology Group
Fleet Bank
Fleet Center
Mail Stop:  MA BOFO4M
75 State Street
Boston, MA  02109-1810

Dear Tom:

         Enclosed are copies of invoices covering assets we have purchased in 1993. For your convenience, the software portion has been listed separately, allowing you to verify that it does not exceed the limits specified in our agreement. The assets to be financed are broken down as follows:



EQUIPMENT AND FURNITURE
====================================================================================================================
1/5/93                 2 Laser printers                                                                  $2,837.40
- --------------------------------------------------------------------------------------------------------------------
1/6/93                 Color desktop printer                                                               $709.50
- --------------------------------------------------------------------------------------------------------------------
1/8/93                 3 Optical disks                                                                   $2,175.00
- --------------------------------------------------------------------------------------------------------------------
1/22/93                5 tape drives and controllers                                                     $2,455.50
- --------------------------------------------------------------------------------------------------------------------
1/29/93                3 Computer systems                                                                $7,300.00
- --------------------------------------------------------------------------------------------------------------------
1/29/93                5 monitors, 2 computer systems                                                    $6,510.00
- --------------------------------------------------------------------------------------------------------------------
2/2/93                 Ethernet board                                                                      $207.25
- --------------------------------------------------------------------------------------------------------------------
2/4/93                 Trakker port tape                                                                   $452.00
- --------------------------------------------------------------------------------------------------------------------
2/10/93                12 modems                                                                         $3,586.20
- --------------------------------------------------------------------------------------------------------------------
2/16/93                4 printers                                                                          $366.50
- --------------------------------------------------------------------------------------------------------------------
2/25/93                NI Adapter for BA2XX                                                              $3,605.76
- --------------------------------------------------------------------------------------------------------------------
2/25/93                TeleToolkit and EuroPak                                                             $214.28
- --------------------------------------------------------------------------------------------------------------------
2/26/93                DEC 4100 VAX and associated disks                                                $41,373.25
- --------------------------------------------------------------------------------------------------------------------
3/2/93                 2 Post script HP4                                                                   $611.70
- --------------------------------------------------------------------------------------------------------------------
3/10/93                IRMA 3 Convtblbrd                                                                   $429.85
- --------------------------------------------------------------------------------------------------------------------
3/10/93                2 MicroMUM units                                                                  $3,007.00
- --------------------------------------------------------------------------------------------------------------------
3/10/93                3 Western Digital disks                                                           $1,048.50
- --------------------------------------------------------------------------------------------------------------------
3/11/93                Cabinets, disks, memory                                                          $25,640.00
- --------------------------------------------------------------------------------------------------------------------
3/11/93                COAX/TP convtr                                                                      $819.30





Fleet Bank
December 15, 1993
Page 2




- --------------------------------------------------------------------------------------------------------------------
3/11/93                Computer card upgrade                                                             $1,280.00
- --------------------------------------------------------------------------------------------------------------------
3/12/93                16-Port Terminal Server and rack maintenance kit                                  $2,457.00
- --------------------------------------------------------------------------------------------------------------------
3/17/93                20 PC Ethernet controllers                                                        $3,933.00
- --------------------------------------------------------------------------------------------------------------------
3/18/93                Network card                                                                        $131.50
- --------------------------------------------------------------------------------------------------------------------
3/19/93                Cabinets                                                                          $6,585.00
- --------------------------------------------------------------------------------------------------------------------
3/30/93                2 controllors, 1 rack mount                                                         $976.70
- --------------------------------------------------------------------------------------------------------------------
4/7/93                 50 Computer monitors                                                             $23,500.00
- --------------------------------------------------------------------------------------------------------------------
4/7/93                 5 keyboards                                                                         $300.00
- --------------------------------------------------------------------------------------------------------------------
4/7/93                 Gateway pc order                                                                $106,880.00
- --------------------------------------------------------------------------------------------------------------------
4/16/93                2 adapters, 10 modems                                                             $3,375.00
- --------------------------------------------------------------------------------------------------------------------
4/28/93                2 ethernet adapters                                                                 $789.00
- --------------------------------------------------------------------------------------------------------------------
4/30/93                12 drives, 15 controllors                                                         $2,613.00
- --------------------------------------------------------------------------------------------------------------------
4/30/93                1 printer, feeder, cabinet                                                        $4,300.00
- --------------------------------------------------------------------------------------------------------------------
5/7/93                 2 laser jet printers                                                              $8,600.00
- --------------------------------------------------------------------------------------------------------------------
5/11/93                2 HP 1500 sheet feed                                                                $860.00
- --------------------------------------------------------------------------------------------------------------------
5/11/93                1 HP 1500 sheet feed                                                                $430.00
- --------------------------------------------------------------------------------------------------------------------
5/14/93                6 PC's with monitors                                                             $14,100.00
- --------------------------------------------------------------------------------------------------------------------
5/19/93                tape drive-Microsolutions                                                           $404.80
- --------------------------------------------------------------------------------------------------------------------
5/25/93                2 Ethernet Link III                                                                 $427.10
- --------------------------------------------------------------------------------------------------------------------
5/25/93                1 PC and carrying case                                                            $2,768.95
- --------------------------------------------------------------------------------------------------------------------
5/26/93                DPT controllor                                                                      $388.70
- --------------------------------------------------------------------------------------------------------------------
5/26/93                4000 DAT tape drive                                                               $1,688.75
- --------------------------------------------------------------------------------------------------------------------
5/26/93                8 MB upgrade                                                                      $1,376.20
- --------------------------------------------------------------------------------------------------------------------
5/26/93                1 DCA Irmaprint                                                                     $749.40
- --------------------------------------------------------------------------------------------------------------------
5/28/93                2 GB INTNL DAT                                                                    $2,445.90
- --------------------------------------------------------------------------------------------------------------------
5/28/93                Modem                                                                               $799.40
- --------------------------------------------------------------------------------------------------------------------
5/28/93                2 cabinets                                                                          $570.00
- --------------------------------------------------------------------------------------------------------------------
5/28/93                HP 4SI cabinet                                                                      $285.00
- --------------------------------------------------------------------------------------------------------------------
6/7/93                 HP Vectra PC 1GB                                                                  $5,607.88
- --------------------------------------------------------------------------------------------------------------------
6/7/93                 HP Vectra PC 430 MB                                                               $4,672.90
- --------------------------------------------------------------------------------------------------------------------
6/7/93                 2 mono VGA monitors                                                                 $385.50





Fleet Bank
December 15, 1993
Page 3




- --------------------------------------------------------------------------------------------------------------------
6/7/93                 internal fax/modem and carrying case                                                $544.94
- --------------------------------------------------------------------------------------------------------------------
6/10/93                4 8MB memory                                                                      $1,376.20
- --------------------------------------------------------------------------------------------------------------------
6/10/93                Irma print                                                                          $749.40
- --------------------------------------------------------------------------------------------------------------------
6/11/93                Multimedia sound system                                                             $165.97
- --------------------------------------------------------------------------------------------------------------------
6/23/93                3 print server                                                                    $1,785.00
- --------------------------------------------------------------------------------------------------------------------
6/29/93                6 PC's and 10 monitors                                                           $15,602.00
- --------------------------------------------------------------------------------------------------------------------
7/21/93                Token ring                                                                          $610.30
- --------------------------------------------------------------------------------------------------------------------
8/3/93                 Laser Jet printer                                                                 $1,418.70
- --------------------------------------------------------------------------------------------------------------------
8/17/93                Postscript printer                                                                  $305.85
- --------------------------------------------------------------------------------------------------------------------
8/18/93                2 Gig SCSI disk                                                                   $2,240.00
- --------------------------------------------------------------------------------------------------------------------
8/23/93                1 4mb memory expansion                                                              $183.25
- --------------------------------------------------------------------------------------------------------------------
8/26/93                printer equipment                                                                 $2,655.00
- --------------------------------------------------------------------------------------------------------------------
8/31/93                Blazer modem                                                                        $315.75
- --------------------------------------------------------------------------------------------------------------------
8/31/93                1 HP laster jet printer                                                           $4,330.00
- --------------------------------------------------------------------------------------------------------------------
9/3/93                 modem                                                                               $955.00
- --------------------------------------------------------------------------------------------------------------------
9/9/93                 ESP1 print controllor                                                               $625.00
- --------------------------------------------------------------------------------------------------------------------
9/17/93                Desk Porte Modem                                                                    $339.00
- --------------------------------------------------------------------------------------------------------------------
9/21/93                Seagate Disk Drive                                                                $1,945.00
- --------------------------------------------------------------------------------------------------------------------
9/22/93                7 PC's with tower cases                                                          $17,843.00
- --------------------------------------------------------------------------------------------------------------------
9/23/93                Desk Porte Modem                                                                    $339.00
- --------------------------------------------------------------------------------------------------------------------
9/30/93                2 4MB 72pin SIMMS                                                                   $420.00
- --------------------------------------------------------------------------------------------------------------------
10/11/93               Laser Printer Cabinet                                                               $304.00
- --------------------------------------------------------------------------------------------------------------------
10/27/93               Notebook Executive Traveller                                                        $239.98
- --------------------------------------------------------------------------------------------------------------------
11/1/93                Display monitors and controller cards                                               $190.00
- --------------------------------------------------------------------------------------------------------------------
11/9/93                Seagate disk drive                                                                $1,945.00
- --------------------------------------------------------------------------------------------------------------------
11/10/93               7 Desktop modems                                                                  $2,303.00
- --------------------------------------------------------------------------------------------------------------------
11/12/93               Laser jet printer                                                                 $1,370.00





Fleet Bank
December 15, 1993
Page 4




- --------------------------------------------------------------------------------------------------------------------
11/23/93               Postscript simm and memory for laser jet printer                                    $384.50
- --------------------------------------------------------------------------------------------------------------------
2/12/93                Configuration equipment                                                          $21,725.00
- --------------------------------------------------------------------------------------------------------------------
2/17/93                Configuration equipment                                                          $22,590.00
- --------------------------------------------------------------------------------------------------------------------
3/8/93                 1 sign and dir. strip                                                               $398.02
- --------------------------------------------------------------------------------------------------------------------
3/30/93                Lobby signage light                                                               $5,000.00
- --------------------------------------------------------------------------------------------------------------------
3/31/93                Configuration equipment                                                          $20,083.00
- --------------------------------------------------------------------------------------------------------------------
3/31/93                Security system                                                                  $12,946.40
- --------------------------------------------------------------------------------------------------------------------
5/7/93                 Marble for lobby                                                                  $1,928.00
- --------------------------------------------------------------------------------------------------------------------
6/30/93                24 Baluns                                                                           $480.00
- --------------------------------------------------------------------------------------------------------------------
1/28/93                FAX machine for SF                                                                $2,523.00
- --------------------------------------------------------------------------------------------------------------------
2/23/93                VMX 200                                                                          $27,500.00
- --------------------------------------------------------------------------------------------------------------------
2/25/93                Copier                                                                           $15,353.10
- --------------------------------------------------------------------------------------------------------------------
3/30/93                Telephone system                                                                 $64,800.00
- --------------------------------------------------------------------------------------------------------------------
3/31/93                42 bulletin boards                                                                $1,627.50
- --------------------------------------------------------------------------------------------------------------------
4/3/93                 Shelving                                                                            $419.00
- --------------------------------------------------------------------------------------------------------------------
5/19/93                Cubicles                                                                         $47,599.32
- --------------------------------------------------------------------------------------------------------------------
6/14/93                Thermobinder                                                                        $995.00
- --------------------------------------------------------------------------------------------------------------------
6/28/93                4 Pictures                                                                        $3,605.00
- --------------------------------------------------------------------------------------------------------------------
7/1/93                 Art posters                                                                       $2,510.00
- --------------------------------------------------------------------------------------------------------------------
7/6/93                 Shelving                                                                            $455.80
- --------------------------------------------------------------------------------------------------------------------
7/29/93                Multiplex slide storage system                                                      $665.00
- --------------------------------------------------------------------------------------------------------------------
8/10/93                4 vases                                                                             $425.00
- --------------------------------------------------------------------------------------------------------------------
8/19/93                Literature rack                                                                     $235.00
- --------------------------------------------------------------------------------------------------------------------
9/10/93                NY Voice Mail                                                                    $13,301.08
- --------------------------------------------------------------------------------------------------------------------
9/19/93                Slide projector and zoom lens for SF                                                $518.99
- --------------------------------------------------------------------------------------------------------------------
10/7/93                Audio Equipment for the video camera                                                $258.01






Fleet Bank
December 15, 1993
Page 5




- --------------------------------------------------------------------------------------------------------------------
10/13/93               Six desks                                                                         $1,878.00
- --------------------------------------------------------------------------------------------------------------------
10/19/93               Six desks                                                                         $1,878.00
- --------------------------------------------------------------------------------------------------------------------
10/28/93               Overhead projector                                                                  $363.30
- --------------------------------------------------------------------------------------------------------------------
12/8/93                145 office chairs                                                                $18,580.00
- --------------------------------------------------------------------------------------------------------------------
                       TOTAL EQUIPMENT AND FURNITURE                                                   $659,154.58
- --------------------------------------------------------------------------------------------------------------------
SOFTWARE
- --------------------------------------------------------------------------------------------------------------------
1/4/93                 1C++ software                                                                       $396.80
- --------------------------------------------------------------------------------------------------------------------
1/5/93                 1C++ VMS Personal License                                                         $1,280.00
- --------------------------------------------------------------------------------------------------------------------
1/7/93                 MS Video/Windows                                                                    $127.65
- --------------------------------------------------------------------------------------------------------------------
1/11/93                Microsoft software                                                                  $525.00
- --------------------------------------------------------------------------------------------------------------------
1/12/93                Software upgrade                                                                    $299.00
- --------------------------------------------------------------------------------------------------------------------
1/15/93                DCA Remote LAN Node                                                                 $477.00
- --------------------------------------------------------------------------------------------------------------------
1/15/93                BTRIEVE for Windows                                                                 $402.00
- --------------------------------------------------------------------------------------------------------------------
1/15/93                Misc. software                                                                      $741.60
- --------------------------------------------------------------------------------------------------------------------
1/15/93                Windows for workgroups                                                              $207.00
- --------------------------------------------------------------------------------------------------------------------
1/15/93                Misc. software                                                                      $111.45
- --------------------------------------------------------------------------------------------------------------------
1/15/93                Software upgrade                                                                    $129.00
- --------------------------------------------------------------------------------------------------------------------
1/26/93                Config. Admin. Base & License                                                     $1,734.00
- --------------------------------------------------------------------------------------------------------------------
1/28/93                Software disc                                                                       $372.50
- --------------------------------------------------------------------------------------------------------------------
1/29/93                100 Combined site license                                                         $3,250.00
- --------------------------------------------------------------------------------------------------------------------
1/31/93                5 software packages                                                                 $875.00
- --------------------------------------------------------------------------------------------------------------------
2/8/93                 Browse software                                                                      $69.95
- --------------------------------------------------------------------------------------------------------------------
2/8/93                 Perf. monitor license                                                             $3,592.00
- --------------------------------------------------------------------------------------------------------------------
2/19/93                M/S office license                                                                  $398.00
- --------------------------------------------------------------------------------------------------------------------
2/19/93                Appl. Fram (software)                                                               $565.00
- --------------------------------------------------------------------------------------------------------------------
2/23/93                100 licenses for software (After Dark)                                            $1,195.00
- --------------------------------------------------------------------------------------------------------------------
2/25/93                1 SNA 3270                                                                        $3,148.80





Fleet Bank
December 15, 1993
Page 6




- --------------------------------------------------------------------------------------------------------------------
2/26/93                86 Font licenses                                                                  $3,341.50
- --------------------------------------------------------------------------------------------------------------------
2/26/93                11 software packages                                                              $8,930.10
- --------------------------------------------------------------------------------------------------------------------
3/10/93                Windows Hijack                                                                      $118.35
- --------------------------------------------------------------------------------------------------------------------
3/10/93                10 modems & 6 VGA Graphics                                                        $5,495.00
- --------------------------------------------------------------------------------------------------------------------
3/10/93                4 True type font licenses                                                           $153.40
- --------------------------------------------------------------------------------------------------------------------
3/17/93                Pathworks DOS license                                                               $131.20
- --------------------------------------------------------------------------------------------------------------------
3/25/93                1 DSSI disk                                                                       $3,358.23
- --------------------------------------------------------------------------------------------------------------------
4/7/93                 35 software packages                                                              $6,125.00
- --------------------------------------------------------------------------------------------------------------------
4/7/93                 One Time Charge Programs                                                            $406.00
- --------------------------------------------------------------------------------------------------------------------
4/14/93                1 DSSI disk                                                                       $3,114.88
- --------------------------------------------------------------------------------------------------------------------
4/30/93                Misc. software                                                                      $497.00
- --------------------------------------------------------------------------------------------------------------------
5/11/93                Univel software                                                                     $204.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                Netware Client SDK software                                                         $295.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                LAN Workplace for DOS toolkit                                                       $399.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                Netware NFS software                                                                $500.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                NetWare 250 User software                                                           $500.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                Asynch. Com 16 port                                                                 $200.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                Access Server                                                                       $200.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                LAN Workstation for Windows                                                         $200.00
- --------------------------------------------------------------------------------------------------------------------
5/12/93                Netware for SAA v. 1.3                                                              $200.00
- --------------------------------------------------------------------------------------------------------------------
5/18/93                C++ V/V license                                                                   $7,206.40
- --------------------------------------------------------------------------------------------------------------------
5/24/93                Archserv software                                                                   $431.60
- --------------------------------------------------------------------------------------------------------------------
5/25/93                Novell 3.11 software                                                              $1,277.90
- --------------------------------------------------------------------------------------------------------------------
5/25/93                10-User LAN for DOS Software                                                      $1,261.00
- --------------------------------------------------------------------------------------------------------------------
5/25/93                1 FTP PC/TCP software                                                               $377.80
- --------------------------------------------------------------------------------------------------------------------
5/25/93                10-User NFS Client software                                                         $882.00
- --------------------------------------------------------------------------------------------------------------------
5/26/93                Misc. software                                                                    $2,666.10





Fleet Bank
December 15, 1993
Page 7




- --------------------------------------------------------------------------------------------------------------------
5/26/93                6 Windows for Workgroups software packages                                          $264.00
- --------------------------------------------------------------------------------------------------------------------
5/28/93                2 HP MS-DOS                                                                         $174.00
- --------------------------------------------------------------------------------------------------------------------
5/28/93                FTP Development Kit                                                                 $433.35
- --------------------------------------------------------------------------------------------------------------------
7/2/93                 Misc. software                                                                      $595.00
- --------------------------------------------------------------------------------------------------------------------
7/15/93                Arcserv software                                                                  $1,454.00
- --------------------------------------------------------------------------------------------------------------------
8/3/93                 Script moudule                                                                      $395.00
- --------------------------------------------------------------------------------------------------------------------
8/4/93                 ProComm plus for Windows                                                             $94.99
- --------------------------------------------------------------------------------------------------------------------
8/4/93                 C software                                                                          $487.50
- --------------------------------------------------------------------------------------------------------------------
8/6/93                 PL/I to C software translator                                                       $875.00
- --------------------------------------------------------------------------------------------------------------------
10/1/93                Windows v. 3.1 software                                                              $89.99
- --------------------------------------------------------------------------------------------------------------------
10/7/93                VMS source code license                                                           $1,995.00
- --------------------------------------------------------------------------------------------------------------------
10/12/93               CD Rom software                                                                      $60.00
- --------------------------------------------------------------------------------------------------------------------
10/20/93               Net Census License                                                                  $315.00
- --------------------------------------------------------------------------------------------------------------------
10/29/93               Windows Department Kit                                                            $1,950.00
- --------------------------------------------------------------------------------------------------------------------
11/8/93                Clear software                                                                      $229.00
- --------------------------------------------------------------------------------------------------------------------
11/9/93                Misc. software                                                                      $694.00
- --------------------------------------------------------------------------------------------------------------------
11/5/93                Power++ software                                                                    $495.00
- --------------------------------------------------------------------------------------------------------------------
11/11/93               VMS 16 user license                                                               $2,757.60
- --------------------------------------------------------------------------------------------------------------------
                       TOTAL SOFTWARE                                                                   $81,726.64
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------
                       TOTAL                                                                           $740,881.22
====================================================================================================================


         Please prepare the appropriate documents for a term loan amount of $620,000, which is based on 80% of the total assets listed in this letter plus the outstanding balance of $27,500 on our Shawmut note due September 1994.





         Thanks very much for your help.

                                   Sincerely,


                                   [Signature of Ira Vishner]
                                   Ira Vishner
                                   Vice President
                                   Corporate Services

IV:jc

Enclosures